As filed with the U.S. Securities and Exchange Commission on November 8, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period:  August 31, 2023

Item 1. Reports to Stockholders.

(a)

High Income Securities Fund (PCF)

Annual Report
For the year ended
August 31, 2023

Table of Contents

Letter to Stockholders	1
Portfolio Composition	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Privacy Policy	47

High Income Securities Fund

October 30, 2023

Dear Fellow Stockholders:

The Fund pays monthly distributions to stockholders at an annualized rate of 10% (or 0.8333% per month) of its per share net asset value (NAV) as of the last business day of the previous calendar year. Thus far, in calendar year 2023, the monthly distributions have been $0.0604 per share. Please note that in some calendar years, the Fund’s managed distribution policy may require it to distribute capital.

During the second half of fiscal year 2023 ending August 31, 2023, the Fund’s NAV declined from $7.55 to $7.43. After accounting for distributions of $0.3624 cents per share, the NAV increased by 3.36%. For the full fiscal year, after accounting for distributions, the Fund’s total NAV return was 4.82%. As of August 31, 2023, the Fund’s shares were trading at $6.76 or a discount of 9.02% to their NAV.

A committee of the Board, the Strategic Planning Committee, chaired by Moritz Sell, has been established to consider what, if any, fundamental changes in the Fund’s structure and investment restrictions are warranted. We believe the Fund’s investment parameters are too restrictive and should be expanded. For example, we would like the flexibility to increase the Fund’s exposure to special purpose acquisition companies (“SPACs”) (a/k/a blank check companies), which can provide a significantly higher return than a money market fund with minimal risk of incurring a realized loss of principal, provided that, as is the Fund’s practice, the common stock is sold or redeemed before a transaction with an operating company is completed. (Shares of SPACs held after a completed transaction can be very volatile.) In addition, we think the Fund should have the ability to prudently use leverage to enhance its returns. In the near future, we expect to ask stockholders to vote on proposals to broaden the Fund’s investment parameters, authorize the use of leverage, and engage an investment advisor that has demonstrated success in using activist measures to enhance the value of its clients’ investments.

Since April 2019, a committee of the Board of Trustees, comprised of Andrew Dakos, Rajeev Das, and me, has been responsible for investing the Fund’s assets within the parameters of its existing investment policies and restrictions. A primary focus of the Fund’s investment strategy has been to acquire discounted shares of closed-end investment companies (“CEFs”) and business development companies (“BDCs”) that make regular distributions, as well as the senior securities, e.g., notes or preferred shares, of CEFs and BDCs (which we think have a negligible risk of defaulting) and of certain operating companies when they are attractively priced. In addition, units or common shares issued by SPACs may comprise up to 20% of the Fund’s portfolio.

High Income Securities Fund

In 2019, after the Fund liquidated its entire portfolio prior to conducting a large tender offer, it adopted the ICE BofA Merrill Lynch 6 Month U.S. Treasury Bill Index (which was up 2.52% in the second half of fiscal year 2023 and up by 4.34% for the full fiscal year) as a “place marker” benchmark. However, we do not think that benchmark is a good fit because the Fund seeks higher returns and assumes greater risk than that Index. In conjunction with the contemplated changes, which would include expanding the Fund’s investment parameters, the Board will try to identify a more suitable benchmark going forward.

Our BDCs have continued to perform well. Since many of their loans have floating interest rates, most BDCs have been raising their dividends as interest rates have increased. Moreover, they have not reported a significant increase in non-accrual loans. The Fund’s shares of BDCs generally trade at a significant discount to their NAV and most of them have accretive share repurchase plans in place. For example, CION Investment Corporation (CION), one of our largest holdings, checks all the boxes. It makes primarily first lien loans to smaller private companies and yields more than 12% on NAV. CION’s shares trade at a discount of more than 30% below their NAV and CION actively repurchases its own shares in the market.

We note that PCF has an “off balance sheet” item in the form of a legal claim related to one of its former SPAC holdings, FAST Acquisition Corp. PCF held about 345,000 shares of FAST in August 2022 when it liquidated, with stockholders receiving $10.0275 per share from its trust account. An affiliate of PCF’s investment committee members brought a class action lawsuit to recover additional monies held outside of FAST’s trust account. Pursuant to a recently announced settlement, which is subject to court approval, all former stockholders of FAST, including PCF, should receive an additional payment of at least $0.50 per share in the first quarter of 2024.

Lastly, we remind you that from time to time the Fund seeks instructions from its stockholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

This chart assumes an initial gross investment of $10,000 made on 8/31/2013.

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the year ended August 31, 2023.  Accordingly, the information presented in this report with respect to the actions and results of the Fund before July 23, 2018 are not material in making any conclusions as to the future performance of the Fund.

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 8/31/2023

	6 month
Net assets value returns	(not annualized)	1 year	5 years	10 years
High Income Securities Fund	3.36%	4.82%	4.10%	5.17%

Market price returns
High Income Securities Fund	5.66%	6.35%	3.42%	6.09%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	2.52%	4.34%	1.79%	1.21%

Share Price as of 8/31/2023
Net asset value				$7.43
Market price				$6.76

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

High Income Securities Fund

Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

Portfolio composition as of 8/31/2023 (unaudited)(1)

			% of
	Value	Cost	Net Assets
Closed-End Funds	$58,483,832	$59,382,643	44.88%
Business Development Companies	24,113,666	24,426,184	18.50
Special Purpose Acquisition Vehicles	17,049,496	16,570,265	13.08
Money Markets	15,908,699	15,908,699	12.21
Preferred Stocks	12,450,879	16,541,529	9.55
Other Common Stocks	1,337,076	1,988,330	1.03
Corporate Obligations	585,075	996,349	0.45
Liquidating Trust	294,580	324,231	0.23
Warrants	89,697	236,003	0.07
Rights	18,605	25,868	0.01
Total Investments	$130,331,605	$136,400,101	100.01%
Liabilities in Excess of Other Assets	(15,948)		(0.01)
Total Net Assets	$130,315,657		100.00%

(1)	As a percentage of net assets.

The following table represents the Fund’s investments categorized by country of risk as of August 31, 2023:

Country	% of Net Assets
United States	92.01%
Cayman Islands	7.54%
Ireland	0.45%
Canada	0.01%
Virgin Islands (British)	0.00%
Netherlands	0.00%
100.01%
Liabilities in Excess of Other Assets	(0.01)%
100.00%

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
INVESTMENT COMPANIES—63.39%

Business Development Companies—18.51%
Barings BDC, Inc.	283,740	$2,633,107
CION Investment Corp.	577,185	6,187,423
Crescent Capital BDC, Inc.	107,944	1,768,123
FS KKR Capital Corp.	374,220	7,656,541
Logan Ridge Finance Corp.	81,300	1,739,820
PennantPark Investment Corp.	41,601	275,399
PhenixFIN Corp. (a)	19,193	738,931
Portman Ridge Finance Corp.	157,289	3,114,322
		24,113,666
Closed-End Funds—44.88%
Aberdeen Asia-Pacific Income Fund, Inc. (b)	92,344	241,941
Aberdeen Global Dynamic Dividend	46,058	424,655
Apollo Tactical Income Fund, Inc.	147,041	1,945,352
Bancroft Fund Ltd.	9,317	157,644
BlackRock California Municipal Income Trust	197,371	2,255,951
Blackrock ESG Capital Allocation Trust	285,700	4,425,494
BlackRock Innovation and Growth Term Trust	31,988	246,627
Blackstone Strategic Credit Fund	70,827	782,638
BNY Mellon Municipal Income, Inc.	256,700	1,573,571
BNY Mellon Strategic Municipal Bond Fund, Inc.	152,427	826,154
Carlyle Credit Income Fund	185,690	1,470,665
Center Coast Brookfield MLP & Energy Infrastructure Fund	145,466	3,108,608
Credit Suisse High Yield Bond Fund	449,324	844,729
Destra Multi-Alternative Fund	131,284	790,330
DWS Municipal Income Trust	100,962	845,052
DWS Strategic Municipal Income Trust	73,771	601,234
Eaton Vance New York Municipal Bond Fund	238,267	2,230,179
Ellsworth Growth and Income Fund Ltd.	62,496	540,590
Federated Hermes Premier Municipal Income Fund	2,970	30,621
First Trust Dynamic Europe Equity Income Fund	516,564	6,751,490
First Trust High Yield Opportunities 2027 Term Fund	21,987	302,321
First Trust MLP and Energy Income Fund	9,498	77,124
Highland Income Fund	377,424	3,091,103
Invesco High Income 2024 Target Term Fund	892	6,351
MFS High Yield Municipal Trust	848,991	2,835,630

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
MFS Investment Grade Municipal Trust	89,961	$675,607
Morgan Stanley Emerging Markets Debt Fund, Inc.	217,283	1,447,105
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	44,264	208,041
Neuberger Berman New York Municipal Fund, Inc.	30,831	285,958
Neuberger Berman Next Generation Connectivity Fund, Inc.	357,757	3,845,888
New America High Income Fund, Inc.	123,071	841,806
Nuveen Floating Rate Income Fund	328,824	2,660,186
Nuveen Multi-Asset Income Fund	20,588	243,350
NXG NextGen Infrastructure Income Fund	64,346	2,316,456
PGIM Global High Yield Fund, Inc.	176,072	1,975,528
Principal Real Estate Income Fund	68,736	651,617
Saba Capital Income & Opportunities Fund	339,736	2,683,914
Templeton Global Income Fund	103,434	426,148
Tortoise Energy Independence Fund, Inc.	43,139	1,343,780
Tortoise Power and Energy Infrastructure Fund, Inc.	78,672	1,082,527
Virtus Total Return Fund, Inc.	229,410	1,289,284
Western Asset Intermediate Muni Fund, Inc.	13,483	100,583
		58,483,832
Total Investment Companies (Cost $83,808,827)		82,597,498

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—13.07%
Alpha Partners Technology Merger Corp. (a)(e)	22,776	240,059
Alphatime Acquisition Corp. (a)(e)	35,000	369,250
AltC Acquisition Corp. (a)	50,000	518,000
AP Acquisition Corp. (a)(e)	50,000	545,000
Apollo Strategic Growth Capital II (a)(e)	31,848	333,767
Arrowroot Acquisition Corp. (a)	8,870	93,816
Cartesian Growth Corp. II (a)(e)	214,910	2,308,133
Chenghe Acquisition Co. (a)(e)	6,576	71,087
Churchill Capital Corp. VI (a)	34,700	360,880
Churchill Capital Corp. VII (a)	58,805	613,336
Compass Digital Acquisition Corp. (a)(e)	48,437	506,651
Concord Acquisition Corp II (a)	16,612	169,442
Enphys Acquisition Corp. (a)(e)	11,300	118,198

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
EVe Mobility Acquisition Corp. (a)(e)	40,963	$436,666
Forbion European Acquisition Corp. (a)(e)	99,999	1,088,989
Forbion European Acquisition Corp. (a)(e)	1	11
Gores Holdings IX, Inc. (a)	54,830	567,216
Live Oak Crestview Climate Acquisition Corp. (a)	91,436	944,534
M3-Brigade Acquisition III Corp. (a)	196,075	2,001,926
Pearl Holdings Acquisition Corp. (a)(e)	42,865	456,512
Pono Capital Three, Inc. (a)(e)	16,038	170,805
Screaming Eagle Acquisition Corp. (a)(e)	195,348	2,033,573
SDCL EDGE Acquisition Corp. (a)(e)	41,679	439,297
SILVERspac, Inc. (a)(e)	16,518	172,613
SK Growth Opportunities Corp. (a)(e)	3,615	38,644
TG Venture Acquisition Corp. (a)	190,793	2,026,222
Waverley Capital Acquisition Corp 1 (a)(c)(e)	40,971	424,869
Total Special Purpose Acquisition Vehicles (Cost $16,570,265)		17,049,496

	Shares
OTHER COMMON STOCKS—1.03%

Real Estate Investment Trusts—1.03%
NexPoint Diversified Real Estate Trust	141,340	1,337,076
Total Other Common Stocks (Cost $1,988,330)		1,337,076

PREFERRED STOCKS—9.55%

Business Development Companies—4.54%
OFS Credit Co, Inc., 5.250%	60,000	1,321,200
SuRo Capital Corp., 6.000%	200,000	4,592,001
		5,913,201
Closed-End Funds—1.52%
XAI Octagon Floating Rate Alternative Income Term Trust, 6.500%	80,000	1,981,224

Metal Processors & Fabrication—0.67%
Steel Partners Holdings LP, 6.000%	37,347	872,799

Real Estate Investment Trusts—2.09%
Brookfield DTLA Fund Office Trust Investor, Inc., 7.625% (a)	1,615	323
Cedar Realty Trust, Inc.—Series C, 6.500%	101,456	1,268,200
NexPoint Diversified Real Estate Trust—Series A, 5.500%	94,082	1,461,093
		2,729,616
Real Estate Operations and Development—0.47%
Harbor Custom Development, Inc—Series A, 8.000%	131,166	616,480

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
PREFERRED STOCKS—(continued)

Retail—Catalog Shopping—0.02%
iMedia Brands, Inc., 8.500% (c)	27,802	$27,246

67Transactional Software—0.24%
Synchronoss Technologies, Inc., 8.375%	16,957	310,313
Total Preferred Stocks (Cost $16,541,529)		12,450,879

LIQUIDATING TRUSTS—0.23%
Copper Property CTL Pass Through Trust	26,780	294,580
Total Liquidating Trusts (Cost $324,231)		294,580

	Principal Amount
CORPORATE OBLIGATIONS—0.45%
Lamington Road DAC
8.000%, 04/07/2121 (c)(d)(e)	$8,072,998	322,920
9.750%, 04/07/2121 (c)(d)(e)	505,115	262,155
Total Corporate Obligations (Cost $996,349)		585,075

	Shares
RIGHTS—0.01% (a)
Lakeshore Acquisition II Corp. (Expiration: November 18, 2026) (a)(e)	59,500	11,829
Nocturne Acquisition Corp. (Expiration: December 26, 2025) (a)(e)	40,000	6,776
Total Rights (Cost $25,868)		18,605

WARRANTS—0.07% (a)
AGBA Group Holding Ltd. (a)(e)
Expiration: March 2027
Exercise Price: $11.50	36,750	1,430
Andretti Acquisition Corp. (a)(e)
Expiration: March 2028
Exercise Price: $11.50	25,000	5,998
Ault Disruptive Technologies Corp. (a)
Expiration: June 2028
Exercise Price: $11.50	48,000	576
BioPlus Acquisition Corp. (a)(e)
Expiration: December 2026
Exercise Price: $11.50	37,500	5,250
Cartesian Growth Corp. II (a)(e)
Expiration: July 2028
Exercise Price: $11.50	33,333	4,860

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
WARRANTS—(continued)
Churchill Capital Corp. VI (a)
Expiration: February 2026
Exercise Price: $11.50	6,940	$1,120
Churchill Capital Corp. VII (a)
Expiration: February 2028
Exercise Price: $11.50	11,761	2,823
Digital Health Acquisition Corp. (a)
Expiration: November 2026
Exercise Price: $11.50	84,000	1,394
ExcelFin Acquisition Corp. (a)
Expiration: October 2028
Exercise Price: $11.50	25,000	1,075
Forbion European Acquisition Corp. (a)(e)
Expiration: December 2026
Exercise Price: $11.50	33,333	19,999
Global Systems Dynamics, Inc. (a)
Expiration: April 2026
Exercise Price: $11.50	25,200	756
HNR Acquisition Corp. (a)
Expiration: February 2026
Exercise Price: $11.50	37,000	2,590
Lakeshore Acquisition II Corp. (a)(e)
Expiration: November 2026
Exercise Price: $11.50	29,750	452
LAMF Global Ventures Corp. I (a)(e)
Expiration: November 2026
Exercise Price: $11.50	25,000	1,750
Landcadia Holdings IV, Inc. (a)
Expiration: March 2028
Exercise Price: $11.50	12,500	1,688
Leo Holdings Corp II (a)(e)
Expiration: January 2028
Exercise Price: $11.50	5,250	27
LIV Capital Acquisition Corp II (a)(e)
Expiration: February 2027
Exercise Price: $11.50	41,625	945
M3-Brigade Acquisition III Corp. (a)
Expiration: July 2028
Exercise Price: $11.50	33,444	16,721

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
WARRANTS—(continued)
Murphy Canyon Acquisition Corp. (a)
Expiration: January 2027
Exercise Price: $11.50	55,500	$7,143
Northern Star Investment Corp. III (a)
Expiration: February 2028
Exercise Price: $11.50	7,666	51
OPY Acquisition Corp I (a)
Expiration: September 2026
Exercise Price: $11.50	50,000	1,655
Quantum FinTech Acquisition Corp. (a)
Expiration: January 2026
Exercise Price: $11.50	33,000	403
Relativity Acquisition Corp. (a)(c)
Expiration: December 2029
Exercise Price: $11.50	21,700	—
Screaming Eagle Acquisition Corp. (a)(e)
Expiration: January 2027
Exercise Price: $11.50	33,333	6,333
Seaport Global Acquisition II Corp. (a)
Expiration: November 2026
Exercise Price: $11.50	50,000	2,250
Signa Sports United NV (a)(e)
Expiration: December 2026
Exercise Price: $11.50	10,731	429
Target Global Acquisition I Corp. (a)(e)
Expiration: December 2026
Exercise Price: $11.50	23,633	1,017
TG Venture Acquisition Corp. (a)
Expiration: August 2028
Exercise Price: $11.50	74,000	962
Total Warrants (Cost $236,003)		89,697

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2023

	Shares	Value
MONEY MARKET FUNDS—12.22%
Fidelity Investments Money Market Funds—Government Portfolio, 5.201% (b)	7,954,350	$7,954,349
STIT—Treasury Portfolio, 5.260% (b)	7,954,350	7,954,350
Total Money Market Funds (Cost $15,908,699)		15,908,699
Total Investments (Cost $136,400,101)—100.02%		130,331,605
Liabilities in Excess of Other Assets—(0.02%)		(22,850)
TOTAL NET ASSETS—100.00%		$130,308,755

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield at August 31, 2023.
(c)	Fair valued securities. The total market value of these securities was $1,037,190, representing 0.80% of net assets. Value determined using significant unobservable inputs.
(d)	The coupon rate shown represents the rate at August 31, 2023.
(e)	Foreign-issued security.

Abbreviations:
BDC	Business Development Company.
LTD.	Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—August 31, 2023

Assets:
Investments, at value (Cost $136,400,101)	$130,331,605
Cash	10,232
Dividends and interest receivable	451,799
Receivable for investments sold	333,393
Other assets	25,196
Total assets	131,152,225

Liabilities:
Expenses and fees:
Investments purchased	679,307
Audit	37,940
Legal	36,904
Investment committee	31,250
Officers	15,000
Custody	12,333
Registration	11,459
Administration	11,440
Chief Compliance Officer	6,000
Other accrued expenses	1,837
Total liabilities	843,470
Net assets	$130,308,755

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$138,417,061
Accumulated deficit	(8,108,306)
Net assets	$130,308,755
Net asset value per share ($130,308,755 applicable to
17,530,463 shares outstanding)	$7.43

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the year ended
August 31, 2023
Investment income:
Dividends	$6,749,691
Interest	864,794
Total investment income	7,614,485

Expenses and Fees:
Investment Committee	375,000
Trustees’	283,148
Administration	140,390
Officers	90,000
Compliance	73,630
Reports and notices to shareholders	62,774
Audit	39,159
Registration	37,485
Transfer agency	35,408
Insurance	28,924
Legal	28,250
Custody	22,280
Other	20,314
Accounting	4,430
Total expenses	1,241,192
Net investment income	6,373,293

Net realized and unrealized loss from investment activities:
Net realized loss from:
Net realized loss from investments	(1,362,709)
Net realized loss	(1,362,709)
Change in net unrealized depreciation on investments	886,635
Net realized and unrealized loss from investment activities	(476,074)
Increase in net assets resulting from operations	$5,897,219

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

(This Page Intentionally Left Blank.)

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	August 31, 2023	August 31, 2022
From operations:
Net investment income	$6,373,293	$5,111,572
Net realized gain (loss) on investments	(1,362,709)	5,260,182
Net unrealized depreciation on investments	886,635	(13,481,870)
Net increase (decrease) in net assets resulting from operations	5,897,219	(3,110,116)

Distributions paid to shareholders:
Distributions	(6,973,091)	(10,562,686)
Return of capital	(6,616,524)	(3,889,965)
Total dividends and distributions paid to shareholders	(13,589,615)	(14,452,651)

Capital Stock Transactions (Note 5)
Issuance of common stock through rights offering	—	67,236,052
Total capital stock transactions	—	67,236,052
Net increase (decrease) in net assets
applicable to common shareholders	(7,692,396)	49,673,285

Net assets applicable to common shareholders:
Beginning of year	$138,001,151	$88,327,866
End of year	$130,308,755	$138,001,151

Number of Fund Shares
Shares outstanding at beginning of year	17,530,463	9,487,873
Shares issued	—	8,042,590
Shares outstanding at end of year	17,530,463	17,530,463

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations

Less distributions:
Net investment income
Net realized gains from investment activities
Return of capital
Total distributions
Increase from shares repurchased
Anti-dilutive effect of Tender Offer
Dilutive effect of Rights Offer
Net asset value, end of year
Market price, end of year
Total market price return(2)

Ratio to average net assets:
Ratio of expenses to average net assets
Ratio of net investment income to average net assets

Supplemental data:
Net assets, end of year (000’s)
Portfolio turnover

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the years ended August 31,
2023	2022	2021	2020	2019
$7.87	$9.31	$8.65	$9.49	$9.69
0.36	0.31	0.21	0.38	0.13
(0.02)	(0.43)	2.01	(0.32)	0.01
0.34	(0.12)	2.22	0.06	0.14

(0.40)	(0.34)	(0.33)	(0.34)	(0.05)
—	(0.32)	(0.43)	(0.05)	(0.41)
(0.38)	(0.24)	(0.19)	(0.51)	—
(0.78)	(0.90)	(0.95)	(0.90)	(0.46)
—	0.00	0.00	0.00	—
—	—	—	—	0.12
—	(0.42)	(0.61)	—	—
$7.43	$7.87	$9.31	$8.65	$9.49
$6.76	$7.15	$9.92	$8.10	$8.24
6.35%	-19.66%	36.37%	9.86%	-7.56%

0.95%	1.03%	1.57%	1.89%	1.18%
4.90%	3.71%	2.30%	4.30%	1.34%

$130,309	$138,001	$88,328	$48,129	$52,812
52%	74%	93%	81%	43%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in discounted securities of income-oriented closed-end investment companies, business development companies, fixed income securities, including debt instruments, convertible securities, preferred stocks and special purpose acquisition companies. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate

High Income Securities Fund

Notes to financial statements

of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Business Development Companies	$24,113,666	$—	$—	$24,113,666
Closed-End Funds	58,483,832	—	—	58,483,832
Special Purpose Acquisition Vehicles	13,101,522	3,523,105	424,869	17,049,496
Other Common Stocks
Real Estate Investment Trusts	1,337,076	—	—	1,337,076
Preferred Stocks
Business Development Companies	5,913,201	—	—	5,913,201
Closed-End Funds	1,981,224	—	—	1,981,224
Metal Processors & Fabrication	872,799	—	—	872,799
Real Estate Investment Trusts	2,729,616	—	—	2,729,616
Real Estate Operations
and Development	616,480	—	—	616,480
Retail—Catalog Shopping	—	—	27,246	27,246
Transactional Software	310,313	—	—	310,313
Liquidating Trusts	294,580	—	—	294,580
Corporate Obligations	—	—	585,075	585,075
Rights	11,829	6,776	—	18,605
Warrants	79,233	10,464	—	89,697
Money Market Funds	15,908,699	—	—	15,908,699
Total	$125,754,070	$3,540,345	$1,037,190	$130,331,605

At the start and close of the reporting period, Level 3 investments in securities represented approximately 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 996,328. The average monthly market value of warrants during the period was $97,765.

High Income Securities Fund

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of August 31, 2023:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$89,697

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2023:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Loss on Investments	$(196,805)

	Change in Unrealized Appreciation (depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized depreciation of investments	$194,399

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, to regulate the use of derivatives and other transactions involving leverage by certain entities, including registered closed-end funds, such as the Fund. The Rule became effective February 19, 2021, and funds had until August 19, 2022 to come into compliance with the Rule.

On December 3, 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, providing a framework for the fair valuation of portfolio investments of registered open-end and closed-end investment companies such as the Fund, and business development companies. At a meeting held June 16, 2022, the Fund's Board of Trustees adopted certain amendments to the Fund's Valuation Policy in order to comply with Rule 2a-5.

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

High Income Securities Fund

Notes to financial statements

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 and August 31, 2022 are as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$6,973,091	$7,909,410
Return of capital	6,616,524	3,889,965
Long Term Capital Gain Distribution	—	2,653,276
Total distributions paid	$13,589,615	$14,452,651

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2023, the Fund did not defer, on a tax basis, late year losses; the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include capital gains and return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

High Income Securities Fund

Notes to financial statements

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2023, the Fund reclassified $3,838 to increase paid-in capital and $3,838 to decrease distributable earnings.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$136,767,116
Unrealized appreciation	7,029,709
Unrealized depreciation	(13,465,220)
Net unrealized depreciation	(6,435,511)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	(1,672,795)
Total accumulated loss	$(8,108,306)

As of August 31, 2023, the Fund had tax basis capital losses which may be carried forward to offset future short-term and long-term capital gains indefinitely in the amount of $499,040 and $1,173,746, respectively.

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

Effective January 1, 2022, the Fund pays each of its trustees an annual fee of $40,000, paid quarterly in advance. As additional annual compensation, the officers of the Fund will receive $30,000. In addition, the members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $150,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $75,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving as the Fund’s Chief Compliance

High Income Securities Fund

Notes to financial statements

Officer (“CCO”). In addition, the Fund reimburses the trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees’ meetings.

Note 4: Purchases and Sales of Securities
During the year ended August 31, 2023, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$64,249,068	$78,622,618
U.S. government securities (Long-term)	—	—
Total	$64,249,068	$78,622,618

Note 5: Capital Share Transactions
The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on October 22, 2021.  At the expiration of the offer on October 22, 2021, a total of 8,042,590 rights or approximately 84.77% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

Repurchases may be made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

For the period September 1, 2022 through August 31, 2023 there were no common shares repurchased.

The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

High Income Securities Fund

Notes to financial statements

Note 6: Other Matters
Shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC) if the Board determines to proceed. A committee of the Board explored potential acquisitions of controlling stakes in operating companies and other investments that are not securities. Despite ratification by shareholders of that plan in August 2019, the Committee’s efforts did not bear fruit. At the Board Meeting on September 11, 2020, the Board determined to no longer proceed with the plan.

The Fund continues to be internally managed and, within the parameters of its existing investment policies and restrictions, invests in securities that are likely to generate income (the “Investment Strategy”). The primary focus of the Investment Strategy is to acquire discounted shares of income-oriented closed-end investment companies and business development companies. The Investment Committee of the Board is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das, and is responsible for implementing the Investment Strategy.

Note 7: Recent Market Events
In early October 2023, Hamas terrorists conducted a series of attacks on civilian and military targets in Israel. Following these attacks, Israel’s security cabinet declared war against Hamas. There are fears that the conflict could widen and escalate in the region. Any such wider conflagration would jeopardize security in a region key to global energy supplies. The U.S. Department of Defense has provided the Israel Defense Forces with additional equipment and resources and taken steps to strengthen its posture in the region to bolster regional deterrence efforts. It is difficult to predict the intensity and duration of this war. Previously, on February 24, 2022, Russia commenced a military attack on Ukraine. Sanctions imposed on Russia by the United States and other countries, and any additional sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The hostilities  could result in more widespread conflict and could have a severe adverse effect on their respective regions, the markets and the global economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. It is not possible to predict the length of such conflicts and related events, whether they will escalate further or their impact on the Fund.

Note 8: Subsequent Events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of High Income Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the High Income Securities Fund (the “Fund”), including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2023

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Investment Objective and Risk Factors

Investment Objectives
The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objectives will be achieved.  The Board is currently reviewing and may determine it is in the best interests of the Fund and its Shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions subject, where required, to the approval of the Shareholders.  Any such changes would be disclosed in a future registration statement.

Investment Strategies
The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. The Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies.  In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio at the time of purchase.  The Fund may hold fixed income securities with any maturity or duration.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

High Income Securities Fund

General information (unaudited)

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

Portfolio Investments

Other Closed-End Investment Companies
The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities.  The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies
The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

High Income Securities Fund

General information (unaudited)

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual

High Income Securities Fund

General information (unaudited)

and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and

High Income Securities Fund

General information (unaudited)

operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse

High Income Securities Fund

General information (unaudited)

between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.  The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”).  The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

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General information (unaudited)

Principal Risks

Closed-End Investment Company Risk.  The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.

High Income Securities Fund

General information (unaudited)

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Committee’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Committee to fulfill the Fund’s investment objective. The Investment Committee’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

High Income Securities Fund

General information (unaudited)

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the

High Income Securities Fund

General information (unaudited)

lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.  Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk.  In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

High Income Securities Fund

General information (unaudited)

Market Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of (i) the Subscription Price likely being lower than NAV and (ii) the payment of certain costs of the Offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Leverage Risk.  Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

Defensive Position Risk.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk.  The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income

High Income Securities Fund

General information (unaudited)

is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Committee would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or

High Income Securities Fund

General information (unaudited)

converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying

High Income Securities Fund

General information (unaudited)

common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk.  Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk.  The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk.  The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the

High Income Securities Fund

General information (unaudited)

liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid Securities Risk.  The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk.  The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Investment Committee believes appropriate, and offer greater potential for gains and losses.

Tax information
The Fund designated 23.48% of its ordinary income distribution for the year ended August 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2022, 20.79% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

High Income Securities Fund

General information (unaudited)

Annual meeting of shareholders held on November 30, 2022
The Fund held an annual meeting of shareholders on November 30, 2022 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on September 26, 2022 shall constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 71.04% of the outstanding shares as of the record date were represented in person or by proxy (12,452,813 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

Trustee Nominee	Votes For	Votes Against	Votes Withheld
Ben H. Harris	11,405,967	788,456	258,389
Richard Dayan	11,374,105	812,684	266,023
Moritz Sell	11,372,476	813,354	266,983
Gerald Hellerman	11,365,654	829,129	258,029
Andrew Dakos	10,348,792	801,651	1,302,370
Phillip Golstein	10,343,513	804,869	1,304,430
Rajeev Das	10,317,901	824,494	1,310,417

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2023.

Additional information about the Trustees and Officers of the Fund is included in the Fund’s most recent Form N-2 and is available, without charge, upon request by calling 1-888-898-4107.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	1	Director, Brookfield
(56)	as of	Since	LLP since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the former general partner of		Trust Investor, Inc.;
			several private investment		Director, Emergent
			partnerships in the Bulldog		Capital, Inc. (until
			Investors group of private funds.		2017); Trustee,
Crossroads
Liquidating Trust
(until 2020);
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	1	Chairman, The
(77)	as of	Since	LLP since 2009; Principal of		Mexico Equity and
	July 2018.	2018	the former general partner of		Income Fund, Inc.;
			several private investment		Chairman, Special
			partnerships in the Bulldog		Opportunities
			Investors group of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das	—	1 year;	Principal of Bulldog	1	Director, The
(53)		Since	Investors, LLP		Mexico Equity &
		2018			Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Trustee, Fiera
(84)		Since	of the Fund and The Mexico		Capital Series Trust;
		2018	Equity and Income Fund, Inc.		Director, Swiss
			(through March 2020).		Helvetia Fund, Inc.;
Director, The
Mexico Equity and
Income Fund, Inc.;
Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroad
Liquidating Trust
(until 2020).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(54)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC (through		Swiss Helvetia Fund,
			December 2020).		Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(79)		Since			Helvetia Fund, Inc.

Ben Harris	—	1 year;	Chief Executive Officer of Hormel	1	Director, Special
(54)		Since	Harris Investments, LLC; Principal		Opportunities
		2018	of NBC Bancshares, LLC; Chief		Fund, Inc.
Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	n/a	n/a
(56)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(53)	as of	Since	Bulldog Investors, LLP.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	n/a	n/a
(77)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(52)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLP; Chief Compliance
	as of		Officer of Swiss Helvetia Fund,
	July 2018.		Special Opportunities Fund and
Mexico Equity and Income Fund,
Principal, the Law Office of
Stephanie Darling; Editor-In-Chief,
the Investment Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***	Messrs. Dakos, Goldstein, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY  11219

Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund

1-800-937-5449

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard Dayan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended August 31, 2022 and August 31, 2023 was Tait, Weller & Baker LLP (“TW”).

	FYE 8/31/2023	FYE 8/31/2022
Audit Fees	$32,500	$32,500
Audit-Related Fees	$2,000	$2,000
Tax Fees	$3,400	$3,400
All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP for the years ended August 31, 2022 and August 31, 2023 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGH INCOME SECURITIES FUND

PROXY VOTING POLICY

The Board of Trustees has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Committee.

Proxy Voting Policies

The Investment Committee generally analyzes the proxy statements of issuers of stock owned by the Fund, as necessary and votes proxies on behalf of the Fund.

The Investment Committee’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Fund shareholders. Inherent in the Investment Committee’s authority to vote proxies on behalf of the Fund is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if the Investment Committee determines that refraining from such action is in the Fund’s best interest.

Proxy Voting Procedures

In evaluating proxy statements, the Investment Committee relies upon its own fundamental research, and information presented by company management and others.  It does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Fund will generally vote proxies in favor of proposals that, in the opinion of the members of the Investment Committee, seek to enhance shareholder value and shareholder democracy. The Fund will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Fund will “mirror vote” all such proxies received by the Fund, unless the Investment Committee deems it appropriate to seek instructions from Fund shareholders with regard to such vote. In such circumstances, the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

Form N-PX/Annual Report of Proxy Voting Record

Policy:  Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended December 31.  The Form must be filed no later than August 31 of each year.  The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief description of the matter voted on;
6.	Whether the matter was proposed by the issuer or the security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of August 31, 2023

(a)(1):

The Fund is managed by its Investment Committee, which is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, and Mexico Equity and Income Fund since 2000.  He also is a director of: Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of MVC Capital, Inc., a business development company, from 2012-2020; and served as a trustee of Crossroads Liquidating Trust from 2016-2020.

Andrew Dakos: Partner in Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director of Special Opportunities Fund, Inc., a closed-end fund, since 2009, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust from 2015-2020.

Rajeev Das: Head Trader of Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Since 2004, Mr. Das has been a Principal of the entities that served until 2020 as the general partner of the private investment partnerships in the Bulldog Investors group of funds. He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

 (a)(2):  Information is provided as of August 31, 2023 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  6
(C) Other accounts:  361
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 0. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $3.18 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Investment Committee’s management of the Fund’s portfolio and the portfolios of other accounts managed by members of the Investment Committee.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor of such accounts can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, certain members of the Investment Committee may have an incentive to direct their best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts.

(a)(3): The members of the Investment Committee are compensated by the Registrant for their positions on the Investment Committee in the amount of $100,000 each for Phillip Goldstein and Andrew Dakos, and $50,000 for Rajeev Das on an annual basis paid monthly in advance.

(a)(4):  Information is provided as of August 31, 2023 (per instructions to paragraph (a)(4)).

As of August 31, 2023, Mr. Goldstein beneficially owned 244,373 shares (held Directly) of common stock of the Registrant; Mr. Dakos beneficially owned 35,046 shares (held Directly) of common stock of the Registrant; and Mr. Das beneficially owned no shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1 – March 31, 2023	-	-	-	N/A
April 1 - April 30, 2023	-	-	-	N/A
May 1- May 31, 2023	-	-	-	N/A
June 1 – June 30, 2023	-	-	-	N/A
July 1 – July 31, 2023	-	-	-	N/A
August 1 – August 31, 2023	-	-	-	N/A
Total	-	-	-	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on November 7, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended August 31, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on October 5, 2021. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    High Income Securities Fund

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    November 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    November 8, 2023

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date    November 8, 2023

* Print the name and title of each signing officer under his or her signature.